EXHIBIT 10.3
NATIONS FUND I, LLC

REVOLVING LOAN PROMISSORY NOTE

$20,000,000	May 29, 2015

For value received, the receipt and sufficiency of which are hereby acknowledged, Sterling Construction Company, Inc., a Delaware corporation (“SCC”), Texas Sterling Construction Co., a Delaware corporation (“TSCC”), Road and Highway Builders of California, Inc., a California corporation (“RHB CA”), Ralph L. Wadsworth Construction Company, LLC, a Utah limited liability company (“RWC”), J. Banicki Construction, Inc., an Arizona corporation (“JBC”), and Ralph L. Wadsworth Construction Co. L.P., a California limited partnership (“RWC LP”) (SCC, TSCC, RHB CA, RWC, JBC, and RWC LP, collectively, the “Borrower”), hereby, jointly and severally, promise to pay to the order of NATIONS EQUIPMENT FINANCE, LLC, as Administrative Agent for NATIONS FUND I, LLC (“Agent”, and together with the other Lenders party to the Agreement (as hereinafter defined) from time to time, and each of their successors and assigns, collectively, the “Lender”), TWENTY MILLION AND 00/100 DOLLARS ($20,000,000.00), or, if less, the aggregate unpaid principal amount of the advances then having been made under the Agreement, together with interest on the unpaid balance of such amount from the date of this Revolving Loan Promissory Note at the Loan Rate or, under the circumstances contemplated by the Agreement, at the Default Rate. Interest shall be computed on the basis of a 30 day month/360 day year.

This Revolving Loan Promissory Note is one of the Promissory Notes issued under the Loan and Security Agreement dated as of May __, 2015, between Borrower, Agent and Lender (said agreement, as the same shall be amended, restated or supplemented from time to time, being herein called the “Agreement”), to which reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Revolving Loan Promissory Note shall have the respective meanings assigned to them in the Agreement. This Revolving Loan Promissory Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Principal and interest due hereunder shall be payable as follows:

(a) Monthly installments of interest on the outstanding principal balance hereunder from time to time at the Loan Rate or, under the circumstances contemplated by the Agreement, at the Default Rate; payable, in arrears, on each Payment Date.

(b) The entire outstanding principal amount of the Revolving Loans plus all accrued and unpaid interest thereon on the Stated Maturity Date or date of acceleration.

(c) If any payment due hereunder is not received within five (5) days of its due date, Borrower shall pay a late charge equal to five (5) percent of the amount in arrears.

To the fullest extent permitted by Applicable Law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, this Promissory Note or the other Loan Documents; (b) all rights to notice and a hearing prior to Agent’s taking possession or control of, or to Agent’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Agent to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Borrower acknowledges that this Revolving Loan Promissory Note is executed as part of a commercial transaction and that the proceeds of this Revolving Loan Promissory Note will not be used for any personal or consumer purpose.

In the event of the declaration by Agent of a Default under the Agreement, then this Revolving Loan Promissory Note shall be in default and the balance of the principal sum then due hereunder, together with all accrued interest thereon, immediately shall become due and payable without further notice, such further notice being expressly waived, and Borrower shall be liable to the holder hereof for reasonable attorneys’ fees and costs of suit.

The remedies of Agent as provided herein and in the Agreement shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Agent, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

It is the intention of the parties hereto to comply with the applicable usury laws. Accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Revolving Loan Promissory Note or the Agreement, in no event shall this Revolving Loan Promissory Note or the Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by Applicable Law. If any such excess interest is contracted for, charged or received under this Revolving Loan Promissory Note or the Agreement, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Revolving Loan Promissory Note or the Agreement on the principal balance shall exceed the maximum amount of interest permitted by Applicable Law, then in such event: (a) the provisions of this paragraph shall govern and control, (b) neither Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by Applicable Law, (c) any such excess which may have been collected shall either be applied as a credit against the then unpaid principal balance or refunded to Borrower, at the option of Agent and Lender, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under Applicable Law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Revolving Loan Promissory Note or the Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by Applicable Law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the Indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise by Agent or Lender in connection with such Obligations; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Agent or Lender to receive a greater interest per annum rate than is presently allowed by law, Borrower agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest rate per annum allowed by the amended state law or the law of the United States of America (but not in excess of the Loan Rate (or, if applicable, the Default Rate) provided for herein).

BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH BORROWER AND AGENT OR LENDER MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS REVOLVING LOAN PROMISSORY NOTE. BORROWER AUTHORIZES AGENT OR LENDER TO FILE THIS PROVISION WITH THE CLERK OR JUDGE OF ANY COURT HEARING SUCH CLAIM. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY BORROWER AND BORROWER HEREBY ACKNOWLEDGES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS REVOLVING LOAN PROMISSORY NOTE AND IN THE MAKING OF THIS WAIVER BY LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

BORROWER AGREES THAT THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. Venue for any action hereunder or related hereto shall be in any state or Federal court of competent jurisdiction in the State of New York, and Borrower submits to the jurisdiction of such courts.

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IN WITNESS WHEREOF, this Revolving Loan Promissory Note has been duly executed as of the date first written above.

STERLING CONSTRUCTION COMPANY, INC.

By: ______________________________
Thomas R. Wright,
Executive Vice President

TEXAS STERLING CONSTRUCTION COMPANY, INC.

By: ______________________________
Thomas R. Wright,
Executive Vice President

ROAD AND HIGHWAY BUILDERS OF CALIFORNIA, INC.

By: ______________________________
Thomas R. Wright,
Executive Vice President

RALPH L. WADSWORTH CONSTRUCTION COMPANY, LLC

By: Sterling Construction Company, Inc.
Member & Sole Manager

By: ______________________________
Thomas R. Wright
Executive Vice President & Chief Financial Officer

J. BANICKI CONSTRUCTION, INC.

By: ______________________________
Thomas R. Wright,
Executive Vice President

KCP-4585470

IN WITNESS WHEREOF, this Revolving Loan Promissory Note has been duly executed as of the date first written above.

RALPH L. WADSWORTH CONSTRUCTION CO. LP

By: Ralph L. Wadsworth Construction Company, LLC
General Partner

By: Sterling Construction Company, Inc.

Sole Member & Sole Manager of the General Partner

By: ______________________________
Thomas R. Wright
Executive Vice President & Chief Financial Officer

KCP-4585470